EXECUTION VERSION CONFIDENTIAL SHARE PURCHASE AND INVESTMENT AGREEMENT SHARE PURCHASE AND INVESTMENT AGREEMENT (the “Agreement”) dated as of 16 November 2023 by and among (i) Tencent Mobility Limited (the “Purchaser”) (ii) Global Blue Group Holding AG, a Swiss corporation (the “Company”), (iii) SL Globetrotter L.P., a Cayman Islands exempted limited partnership (“Globetrotter”), in its capacity as a Seller (as defined below) and also as the Individual Sellers’ Representative (as defined below), (iv) Global Blue Holding L.P., a Cayman Islands exempted limited partnership (“Holdco”) and (v) each person who enters a joinder agreement to this Agreement the form of which is set out in Schedule A (the “Individual Sellers” and together with Globetrotter and Holdco, the “Sellers”). The Purchaser desires, on the terms and subject to the conditions set forth herein, (i) to purchase, in aggregate, 9,090,909 registered common shares in the Company of CHF 0.01 nominal value each (the “Purchased Shares”) from the Sellers, and the Sellers desire to sell the Purchased Shares to the Purchaser and (ii) to subscribe for 9,090,909 newly issued registered common shares in the Company of CHF 0.01 nominal value each (the “Subscription Shares”), and the Company desires to allot the Subscription Shares to the Purchaser (collectively (i) and (ii), the “Transaction”). The aggregate consideration for the Purchased Shares and the Subscription Shares will be US$100,000,000, which represents a US$5.50 per share price (the “Share Price”). The total consideration for the Purchased Shares (the “Purchase Price”) will be an aggregate amount equal to the Share Price multiplied by the number of the Purchased Shares, and the total consideration for the Subscription Shares (the “Subscription Price”) will be an aggregate amount equal to the Share Price multiplied by the number of the Subscription Shares, in each case as provided in Section 3 below. IN WITNESS WHEREOF, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows: 1. Sale and Purchase of the Purchased Shares. The Purchaser hereby agrees to purchase from the Sellers, and the Sellers hereby agree, severally (in respect of their relevant Seller Allocation (as defined below)) and not jointly, subject to the receipt of the Purchase Price, to deliver to the Purchaser, the Purchased Shares, all on the terms, and subject to the conditions, provided for herein. 2. Subscription and Issuance of the Subscription Shares. The Purchaser hereby agrees to subscribe for the Subscription Shares and to deliver to the Company a duly signed subscription form substantially in the form of Schedule B (the “Subscription Form”), all on the terms, and subject to the conditions, provided for herein and therein, and the Company hereby agrees, subject to the receipt of the Subscription Price and the duly signed Subscription Form, to execute and register the Capital Increase (as defined below) in the commercial register of the Canton of Zurich (the “Commercial Register”) and to issue and deliver the Subscription Shares to the Purchaser.

2 3. Allocation. (a) The Purchased Shares shall comprise 9,090,909 registered common shares in the Company of CHF 0.01 nominal value each, for the Purchase Price of US$50,000,000.50 and (b) the Subscription Shares shall comprise 9,090,909 registered common shares in the Company of CHF 0.01 nominal value each, for the Subscription Price of US$49,999,999.50. 4. Closing Conditions. Closing is subject to the satisfaction (or, if capable of waiver, the waiver by the applicable party or parties as provided below in this Section 4) of the following conditions on the date of the Closing: a. the representations and warranties of each of the Company and the Sellers contained in Section 7 and Section 8 (and of Globetrotter contained in Section 6.c), respectively, shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, and each of the Company and the Sellers shall have performed and complied in all material respects with their obligations required to be performed or complied with at or prior to the Closing under this Agreement; provided that this condition may be waived by the Purchaser in writing in its discretion; b. the representations and warranties of the Purchaser contained in Section 10 shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, and the Purchaser shall have performed and complied in all material respects with its obligations required to be performed or complied with at or prior to the Closing under this Agreement; provided that this condition may be waived by both the Company and Globetrotter in writing in their discretion; c. there shall not have been enacted or promulgated any governmental order, law, statute, rule or regulation enjoining or prohibiting the consummation of the transactions set forth herein; d. the Closing of the purchase and sale of the Purchased Shares and the subscription and issuance of the Subscription Shares shall take place on the same date; provided that this condition may be waived by the Purchaser in writing in its sole discretion; and e. the Company shall have duly applied for and received the approval of the additional listing of the Subscription Shares on the New York Stock Exchange; provided that this condition may be waived by the Purchaser in writing in its discretion. 5. Closing. Subject to the satisfaction or waiver (if applicable) of the conditions set forth in Section 4 above, the closing of the purchase and subscription contemplated hereby (“Closing”) will occur on 28 November 2023, or on such other date as may be mutually agreed in writing by the Purchaser, the Company and Globetrotter (the “Closing Date”). a. On or prior to 20 November 2023 or such other date as may be mutually agreed in writing by the Purchaser and Globetrotter, Globetrotter shall (i) notify the Purchaser in writing (e- mail being sufficient) as to the identity of the Individual Sellers and the allocation of Purchased Shares as amongst the Sellers which shall be determined in accordance with Section 6.c below (the “Seller Allocation”) and (ii) deliver to the Purchaser the joinder agreements duly executed by

3 all the Individual Sellers through Globetrotter as the Individual Sellers’ Representative (as defined below). b. On or prior to 22 November 2023 or such other date as may be mutually agreed in writing by the Purchaser and the Company, the Purchaser shall deposit the Subscription Price for the Subscription Shares by wire transfer of United States dollars in immediately available funds to the Company Account. c. As soon as reasonably practicable following receipt of the Subscription Price, the Company shall cause a subsidiary to transfer, by way of same day funds transfer for the account of the Purchaser, an amount equal to the nominal value of each Subscription Share (being CHF 0.01) multiplied by the number of the Subscription Shares, net of any transfer or other costs (the “Technical Subscription Amount”) to the Blocked Account (as defined below), enabling the Company to obtain a Bank Confirmation (as defined below). d. As soon as reasonably practicable after the date hereof (and in any event on or prior to 27 November 2023), the Purchaser shall deliver to the Company the wet-ink executed original of the Subscription Form, which shall be deemed to be released at the Closing. e. Subject to completion of payment by the Purchaser as set out in Section 5.b: i. on or before the Closing Date, the Company shall deliver a confirmation from the bank in Switzerland at which the Company has established the Blocked Account (as defined below) evidencing that the Technical Subscription Amount has been paid in cash and credited in full to the Blocked Account (as defined below) (the “Bank Confirmation”); ii. following Section 5.e.i, on the Closing Date, the Company undertakes that the Company’s board of directors (the “Company Board”) shall (A) resolve to issue the relevant number of Subscription Shares from the capital band of the Company (Durchführungsbeschluss) (the “Capital Increase”) and exclude the pre-emptive rights of the existing shareholders of the Company; (B) issue the report regarding the Capital Increase (Kapitalerhöhungsbericht) as required under Swiss law; (C) deliver or cause to be delivered the auditors’ verification report (Prüfungsbestätigung) confirming the completeness and accuracy of the report on the Capital Increase; (D) resolve the ascertainment and the execution of the Capital Increase and make all the corresponding amendments to the Company’s articles of association necessary in connection therewith, in each case in the presence of the notary as required under Swiss law; and (E) as soon as practicable following the foregoing and in any event on the Closing Date, file the duly signed application regarding the Capital Increase with the Commercial Register; iii. on the Closing Date, each of the Purchaser and the Company shall deliver to the other a duly signed registration rights agreement (the “Registration Rights Agreement”) in the form of Schedule C of this Agreement; and

4 iv. on or before the Closing Date, Globetrotter, Holdco and the Company shall deliver to the Purchaser a copy of a duly signed Amendment No. 2 (in the form of Schedule D of this Agreement) to the Registration Rights Agreement, dated as of August 28, 2020 as amended on June 13, 2022, by and among the Company, Globetrotter, Holdco and the other parties thereto. f. The Company shall, as soon as practicable following the approval of the Capital Increase and registration with the Commercial Register (and in any event within two (2) business days after the Closing Date), deliver (or cause the delivery of), (A) a certified preliminary excerpt from the daily journal (Tagebuchauszug) of the Commercial Register to the Purchaser, (B) the Subscription Shares in book entry form to the Purchaser or to a custodian designated by Purchaser, as applicable, and (C) a confirmation that the Purchaser has been registered in the share register with respect to the Subscription Shares to the Purchaser and a copy of the updated share register reflecting such registration. g. On the Closing Date, the Purchaser shall pay or cause to be paid to the Sellers or their nominee the Purchase Price for the Purchased Shares by wire transfer of United States dollars in immediately available funds to the Company Account (in respect of the Individual Sellers) and the Globetrotter Account (in respect of Globetrotter and Holdco) (each as defined and with details as set out in Schedule E) in accordance with the Seller Allocation, and upon receipt by Globetrotter (on behalf of itself, Holdco and each Individual Seller) of evidence of such payment having been wired and receipt of wet-ink executed originals of the declarations of assignment in the form of Schedule F of this Agreement (the “Declarations of Assignment”) from the Purchaser, each Seller shall deliver, assign and transfer (and the Individual Sellers’ Representative shall cause to be delivered, assigned and transferred), through the Individual Sellers’ Representative acting on behalf of such Seller, by way of delivery of wet-ink executed originals of the Declarations of Assignment to the Purchaser on the Closing Date, ownership and title to the Purchaser of the Purchased Shares in accordance with the Seller Allocation, and shall take such actions as are necessary, including providing appropriate instruction and documentation, to effect the legally valid transfer of such Purchased Shares from such Seller to the Purchaser, with such transfer to be registered on the books and records of the Company’s transfer agent, promptly following which the Company shall provide the Purchaser with a copy of the updated share register reflecting such registration. Following such delivery, the Purchased Shares, which will be uncertificated, will be held by the Purchaser in an account in the Purchaser’s name established with the Company’s transfer agent in book-entry form. The Company shall cause such account of the Purchaser at the Company’s transfer agent to be opened no later than the Closing Date in connection with the delivery of the Purchased Shares. 6. Further Assurances. a. Prior to the date of this Agreement, the Company shall have established a blocked capital account with an institution subject to the Swiss Federal Act of 8 November 1934 on Banks and Savings Banks (the “Blocked Account”). b. From and after the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

5 c. Globetrotter hereby represents and warrants to the Purchaser that: (i) it has complied, or will comply, with clause 3.4 of the Shareholders Agreement dated as of August 28, 2020 by and among Globetrotter, Holdco and the other parties thereto and clause 6 of the Management Shareholders Agreement dated January 16, 2020 by and among Globetrotter, Holdco, the Company and the other parties thereto (in each case, as has been, or may be, amended, restated or supplemented from time to time) (the “Sell-Down Agreements”) except for any immaterial non- compliance that would not prevent, delay, render invalid, or impair the Sellers’ ability to consummate, the Transaction, in each case in connection with (i) the execution and delivery of this Agreement and the Declarations of Assignment in its capacity as a Seller and also as the Individual Sellers’ duly appointed agent and attorney-in-fact (the “Individual Sellers’ Representative”), its determination of the Seller Allocation as notified to the Purchaser pursuant to Section 5.a, and the delivery and transfer of the Purchased Shares in accordance with Section 5.g; and (ii) if and to the extent that any “Manager” party or other applicable individual shareholder under the Sell-Down Agreements wishes to reduce the number of their shares to be included in the Purchased Shares and sold pursuant to this Agreement, then Globetrotter and/or Holdco will sell such number of shares and include such additional shares in the Seller Allocation in respect of them such that the total number of Purchased Shares to be delivered and sold at Closing will always be equal to the aggregate number of Purchased Shares set forth in Section 3 above. 7. Company Representations and Warranties. The Company represents and warrants to the Purchaser that, as of the date of this Agreement and as of the Closing Date: a. the Company is duly incorporated and validly existing under the laws of Switzerland and, subject only to the steps referred to in Section 5.e.ii (which the Company undertakes to be taken if and as required under Section 5.e.ii) (the “Required Approvals”) has taken all actions (including obtaining all necessary consents, approvals, anti-trust approvals and clearances, regulatory clearances and applications, and permits, if any) required to enter into this Agreement and to complete the issuance of the Subscription Shares contemplated hereunder. The Company has all corporate power and authority to (i) to enter into, deliver and perform its obligations under this Agreement, and (ii) subject to the Required Approvals, to issue the Subscription Shares to the Purchaser in accordance with the terms hereof. No order has been passed or meeting convened for the winding-up of the Company, or for a provisional liquidator to be appointed in respect of the Company and there are no cases or proceedings under applicable insolvency, bankruptcy, composition, moratorium, reorganization or similar laws nor are there any circumstances which give rise to any such case or proceeding; b. the Subscription Shares have been duly authorized and, subject to the Required Approvals, when issued and delivered to the Purchaser in accordance with the terms of this Agreement, the Subscription Shares will be validly issued, fully paid and non-assessable and will not be issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational and constitutional documents, under any contracts, commitments, undertakings or agreements or under applicable law. The Purchaser will have valid title, free and clear of any liens to the Subscription Shares (other than liens arising under this Agreement); c. this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization,

6 moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity; d. the issuance of the Subscription Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will be in accordance with New York Stock Exchange rules and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company that would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, taken as a whole (a “Material Adverse Effect”) or materially affect the validity of the Subscription Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) subject to the Required Approvals, result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of their respective properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Subscription Shares or the legal authority of the Company to comply in all material respects with this Agreement; e. the Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement for which the Purchaser could become liable; f. assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 9, in connection with the offer, sale and delivery of the Subscription Shares in the manner contemplated by this Agreement, it is not necessary to register the Subscription Shares under the Securities Act of 1933, as amended (the “Securities Act”); g. the Subscription Shares (i) were not offered by any form of general solicitation or general advertising and (ii) assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 9, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws; h. as of the date hereof, the Company has a share capital of CHF 2,409,347.89, divided into (i) 201,226,883 registered common shares of CHF 0.01 each, (ii) 17,684,377 registered series A convertible preferred shares of CHF 0.01 each and (iii) 22,023,529 registered series B convertible preferred shares of CHF 0.01 each. All outstanding shares of the Company have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of (or subject to) any preemptive rights, rights of first refusal or similar rights. The Company has no outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter. Except as disclosed in any registration statements and other statements, reports, schedules, forms and other documents filed or furnished by the Company to or with the U.S. Securities and Exchange Commission (the “SEC”) from time to time (the “SEC Documents”), there are no outstanding (A) shares of capital stock or voting securities of the Company, (B) securities of the Company convertible into or exchangeable

7 for shares of capital stock or voting securities of the Company or (C) preemptive or other outstanding rights, options, warrants, conversion rights, “phantom” stock rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company to issue or sell any shares of capital stock or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person or entity a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding; i. except as disclosed in the SEC Documents, there are no shareholders agreements or voting agreements or registration rights, rights of first offer, rights of first refusal, tag-along or sell-down rights, director appointment rights, governance rights or other similar rights with respect to the securities of the Company that have been granted to any person or entity; j. none of the Company or any of their respective affiliates or any person acting on its or their behalf have engaged in any “directed selling efforts” within the meaning of Rule 903 of Regulation S under the Securities Act with respect to the Subscription Shares; k. neither the Company nor any of its subsidiaries is, and immediately after the sale of the Subscription Shares and the Purchased Shares hereunder, none of the Company nor any of its subsidiaries will be, required to be registered as an “investment company” under the U.S. Investment Company Act of 1940, as amended; l. the Company and each of its subsidiaries has conducted its businesses in compliance in all material respects with applicable Anti-Corruption Laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such Anti- Corruption Laws. Neither the Company nor any of its subsidiaries or, to its knowledge, any director or officer of the Company or any of its subsidiaries is a Sanctioned Person. For the purposes of this Agreement: “Anti-Corruption Laws” means all laws of any applicable jurisdiction from time to time prohibiting bribery or corruption or money laundering (including the Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act of 1977), any rules and regulations thereunder, or any related or similar laws, rules, regulations, or guidelines, issued, administered, or enforced by any governmental agency or any such jurisdiction; “Sanctioned Country” means any country or territory that is a target of territory-wide or country-wide Sanctions (currently Cuba, Iran, North Korea, Syria, and the Crimea, so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine); “Sanctioned Person” means, at any time, (i) any person or entity listed in any Sanctions-related list of designated blocked persons maintained by The U.S. Treasury Department’s Office of Foreign Assets Control (the “OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC or a person or entity prohibited by any OFAC sanctions program, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other applicable sanctions authority, (ii) any person or entity operating, organized or resident in a Sanctioned Country, (iii) any person or entity otherwise the subject or target of Sanctions, (iv) any person or entity owned or controlled by any such persons or entities described in clauses (i), (ii) and (iii) above; and “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, His Majesty’s Treasury, the Swiss State Secretariat for Economic Affairs, or other applicable sanctions authority; and

8 m. the Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Purchaser. 8. Seller Representations and Warranties. Each Seller, severally (in respect of their relevant Seller Allocation) and not jointly, represents and warrants to the Purchaser that, as of the date of this Agreement and as of the Closing Date: a. where such Seller is not an individual, it is duly formed and validly existing in good standing under the laws of its incorporation, with power and authority to enter into, deliver and perform its obligations under this Agreement and has taken all actions (including obtaining all necessary consents, approvals, antitrust approvals and clearances, regulatory clearances and applications, and permits, if any) required to enter into this Agreement and to complete the sale of the Purchased Shares contemplated hereunder; b. this Agreement has been duly authorized, executed and delivered by it and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity; c. the execution and delivery of this Agreement by it and its compliance with all provisions of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default, under any contract, agreement, commitment, obligation or undertaking, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets; (ii) where such Seller is not an individual, result in any violation of the provisions of its organizational documents; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction in respect of it or any of its properties, except (in the case of clauses (i) or (iii) above) for such conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to enter into, perform its obligations under this Agreement and consummate the transactions contemplated hereby; d. on the Closing Date, such Seller will be the record and beneficial owner of, and have good, valid and marketable title to, its relevant Purchased Shares, free and clear of any lien other than restrictions arising under applicable securities laws. The relevant Purchased Shares owned by it will not be subject to any stockholder agreement, investor right agreement, registration rights agreement, voting agreement or trust, proxy or other contract that could require it to sell, transfer, or otherwise dispose of any such Purchased Shares (other than pursuant to this Agreement). There will be no limitations or restrictions on its right to transfer its relevant Purchased Shares pursuant to this Agreement. At Closing, it shall transfer ownership and title to its relevant Purchased Shares to the Purchaser so that the Purchaser will have free, unencumbered and unrestricted ownership over them, other than restrictions arising under applicable securities laws;

9 e. none of such Seller or any of such Seller’s affiliates or any person acting on behalf of such Seller or such Seller’s affiliates have engaged in any “directed selling efforts” within the meaning of Rule 904 of Regulation S under the Securities Act with respect to the Purchased Shares; f. such Seller has complied in all material respects with applicable Anti-Corruption Laws and, where such Seller is not an individual, is subject to the applicable Silver Lake Technology Management L.L.C. (“SLTM”) policies and procedures, and SLTM has instituted and maintained policies and procedures designed to promote and achieve compliance with such Anti- Corruption Laws. None of such Seller, any of its affiliates, or, where such Seller is not an individual, to its knowledge, any director or officer of such Seller or its affiliates is a Sanctioned Person; and g. it understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Purchaser. 9. Limitations of Liability. a. The liability of each Seller under this Agreement shall be several (in respect of their relevant Seller Allocation) and not joint and several and the aggregate liability of a Seller in respect of a breach of this Agreement shall not in any circumstances exceed the Purchase Price applicable to such Seller. The aggregate liability of the Company in respect of a breach of this Agreement shall not in any circumstances exceed the Subscription Price. b. The aggregate liability of the Purchaser to the Company in respect of any breach of this Agreement shall not in any circumstances exceed the Subscription Price. The aggregate liability of the Purchaser to a Seller in respect of any breach of this Agreement shall not in any circumstances exceed the Purchase Price applicable to such Seller. c. None of the parties shall be entitled to claim, and none of the other parties shall be liable for, any punitive or consequential loss, loss of profit, loss of goodwill, loss of expected savings, opportunity costs, loss of business, damage or reputation, loss of revenue or loss of contract under or in relation to or arising out of this Agreement. d. None of the parties hereto shall be entitled to recover damages or obtain payment, reimbursement or restitution more than once from any other party, in respect of the same loss or damage, regardless of whether more than one under this Agreement arises in respect of such loss or damage. e. None of the limitations contained in this Section 9 shall apply to any claim against a party hereto to the extent that such claim arises as a result of fraud by such party. No party shall be liable (nor have any limitations on its own liability disapplied) in respect of the liabilities of any other party. f. None of the limitations contained in this Section 9 shall prejudice or limit a party’s ability to seek injunctive or equitable relief (except where such relief is monetary in nature, in which case the monetary liability is subject to the limitations of this Section 9) under applicable laws pursuant to Sections 17.l and 18.

10 10. Purchaser Representations and Warranties. The Purchaser represents and warrants to the other parties hereto that, as of the date hereof and as of the Closing Date: a. the Purchaser (i) (x) is not a “U.S. person” within the meaning of Regulation S under the Securities Act and is acquiring the Subscription Shares and the Purchased Shares outside the United States in compliance with Regulation S under the Securities Act and (y) is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Purchased Shares and subscribing for the Subscription Shares only for its own account and not for the account of others (including no “U.S. Person”, as such term is defined in Regulation S under the Securities Act), and (iii) is not acquiring the Purchased Shares or subscribing for the Subscription Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser is not an entity formed for the specific purpose of acquiring the Purchased Shares or subscribing for the Subscription Shares; b. the Purchaser understands that the Purchased Shares and the Subscription Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Purchased Shares and the Subscription Shares have not been registered under the Securities Act. The Purchaser understands that the Purchased Shares and the Subscription Shares may not be resold, transferred, pledged or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act except (i) to the issuer of such securities or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the Purchased Shares and the Subscription Shares will be subject to a restrictive legend to such effect. The Purchaser acknowledges that the Purchased Shares and the Subscription Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The Purchaser understands and agrees that the Purchased Shares and the Subscription Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Purchaser may not be able to readily resell the Purchased Shares and the Subscription Shares and may be required to bear the financial risk of an investment in the Purchased Shares and the Subscription Shares for an indefinite period of time. The Purchaser understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Purchased Shares and the Subscription Shares; c. the Purchaser further acknowledges that there have been no representations, warranties, covenants and agreements made to the Purchaser, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement (and any other agreements executed and delivered in connection with the Transaction to which the Purchaser is party, if any); d. the Purchaser is not using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended) in connection with the Purchaser’s acquisition, subscription and holding (as the case may be) of the Purchased Shares and the Subscription Shares; e. the Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect

11 to the Purchased Shares and the Subscription Shares, including, with respect to the Company. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and such Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Purchased Shares and the Subscription Shares; f. the Purchaser became aware of this offering of the Purchased Shares and the Subscription Shares solely by means of direct contact between the Purchaser, Globetrotter, Holdco and the Company or their respective representatives, and the Purchased Shares and the Subscription Shares were offered to the Purchaser solely by direct contact between the Purchaser, Globetrotter, Holdco and the Company or their respective representatives. The Purchaser did not become aware of this offering of the Purchased Shares and the Subscription Shares, nor were the Purchased Shares and the Subscription Shares offered to the Purchaser, by any other means. The Purchaser acknowledges that each Seller and the Company, severally and not jointly, represents and warrants that the Purchased Shares and the Subscription Shares, as applicable, (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws; g. the Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Purchased Shares and the Subscription Shares. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Shares and the Subscription Shares, and the Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision; h. alone, or together with any professional advisor(s), the Purchaser has adequately analyzed and fully considered the risks of an investment in the Purchased Shares and the Subscription Shares and determined that the Purchased Shares and the Subscription Shares are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in the Company. The Purchaser acknowledges specifically that a possibility of total loss exists. For the avoidance of doubt, nothing in the foregoing acknowledgment and agreement affects or prejudices any claims, liabilities or causes of action that the Purchaser may have with respect to any breach by the Company or any Seller of any other provisions of this Agreement; i. in making its decision to purchase the Purchased Shares and subscribe for the Subscription Shares, the Purchaser has relied solely upon its own independent investigations; j. the Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscription Shares or made any findings or determination as to the fairness of this investment; k. the Purchaser has been duly formed or incorporated and is validly existing under the laws of its jurisdiction of incorporation or formation, with full power, authority and capacity to enter into, deliver and perform its obligations under this Agreement and has taken all actions (including obtaining all necessary consents, approvals, antitrust approvals and clearances,

12 regulatory clearances and applications, and permits, if any) required to enter into this Agreement and to complete the purchase of the Purchased Shares and the subscription of the Subscription Shares contemplated hereunder; l. the execution and delivery of this Agreement by the Purchaser and the compliance by the Purchaser with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser; (ii) result in any violation of the provisions of the organizational documents of the Purchaser; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or any of its properties, except (in the case of clauses (i) or (iii) above) for such conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to enter into, perform its obligations under this Agreement and consummate the transactions contemplated hereby; m. this Agreement has been duly authorized, executed and delivered by the Purchaser and is enforceable against the Purchaser in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity; n. none of the Purchaser nor any of its affiliates is required to complete or obtain any PRC Approvals in respect of the transactions contemplated hereby. For purposes of this Agreement, “PRC Approvals” means any approval, consent, registration, filing or acknowledgement from or by any governmental agency or body of the People’s Republic of China (solely for the purposes of this Agreement, other than the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), the Macao Special Administrative Region of the People’s Republic of China and Taiwan, the “PRC”) or any provincial, municipal or other subdivisions thereof, including without limitation (i) filing of an outbound investment registration with the Ministry of Commerce of the PRC and/or its competent provincial or local counterparts (“MOFCOM”), (ii) registration with a bank in the PRC approved by the State Administration of Foreign Exchange of the PRC, and (iii) filing of an outbound investment registration with the National Development and Reform Commission of the PRC and/or its competent provincial or local counterparts (the “NDRC”), in each case of (i) through (iii), including amendments to any existing approvals, consents, registrations, filings or acknowledgements that may have been made or obtained by the Purchaser and/or its applicable affiliates; o. neither the due diligence investigation conducted by the Purchaser in connection with making its decision to acquire the Purchased Shares and subscribe for the Subscription Shares nor any representations and warranties made by the Purchaser herein shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s and the Sellers’ representations and warranties contained herein;

13 p. the Purchaser has conducted its businesses in compliance in all material respects with applicable Anti-Corruption Laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such Anti-Corruption Laws. Neither the Purchaser nor, to its knowledge, any director or officer of the Purchaser is a Sanctioned Person; q. neither the Purchase Price nor the Subscription Price is directly or indirectly derived, obtained, received, taken, acquired, or gained, or does not stem, from any violation by the Purchaser or any of its directors, officers, employees, affiliates or, to the Purchaser’s knowledge, any of its agents or other persons acting on behalf of the Purchaser of any Anti-Corruption Laws; r. the Purchaser is not a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Neither the Purchase Price nor the Subscription Price is directly or, to the actual knowledge of the Purchaser, indirectly, derived, obtained, received, taken, acquired or gained, or stems, from any person, country, territory or activity that is the target or subject of Sanctions adopted, administered or enforced by the United Nations, the U.S., the European Union or any of its member states, or the United Kingdom. To the extent required by applicable law, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Purchased Shares and subscribe for the Subscription Shares respectively were legally derived under applicable laws relating to Sanctions; s. the Purchaser has and will have sufficient unconditional funds to enable it to pay the Purchase Price and the Subscription Price respectively at Closing and comply with its obligations under this Agreement; and t. the Purchaser understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the other parties hereto. 11. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof: a. by either the Purchaser, on the one hand, or the Company and Globetrotter, on the other hand, by notifying the other parties of such termination in writing if the Closing has not occurred on or before the one (1)-month anniversary of the date of this Agreement; provided that the right to terminate this Agreement under this Section 11.a shall not be available (i) to the Purchaser if any breach of or non-compliance with this Agreement by the Purchaser results in the failure to consummate the Closing on or before such date or (ii) to the Company or Globetrotter if any breach of or non-compliance with this Agreement by the Company or any Seller results in the failure to consummate the Closing on or before such date; or b. upon mutual written agreement of each of the Purchaser, the Company and Globetrotter to terminate this Agreement; provided, that in each case above, nothing herein will relieve any party from liability for any breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Notwithstanding the foregoing, Sections 11, 15, 16, 17 and 18 shall, in each case, survive termination of this Agreement.

14 12. Lock-up. For purposes of this Section 12, “Transfer” shall mean any act by Purchaser to sell, exchange, assign, transfer, convey or otherwise dispose of, encumber, pledge, convey or hypothecate, or agree to any of the above acts with respect to any legal or economic interest (including, without limitation, as part of a hedge), whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise, all or any (in whole or in part) of the Purchased Shares or Subscription Shares. a. Subject to Section 12.b, Purchaser agrees that until the date that is six (6) months after Closing, it will not Transfer any of the Subscription Shares or the Purchased Shares without the prior written consent of the Company. b. Notwithstanding Section 12.a, Purchaser may, without the prior written consent of Company, effect a Transfer: (i) by way of acceptance of a public takeover offer, tender offer or exchange offer pursuant to which the holders of at least a majority of the issued and outstanding shares in the Company have the right to exchange their shares in the Company for cash, securities or other property and is recommended by the Company Board, (ii) pursuant to a merger, consolidation or other business combination transaction which has been approved by the Company Board, (iii) if required by applicable law or regulation or a governmental or regulatory authority, or (iv) to one or more of its affiliates (other than, if any, portfolio companies that are not wholly owned subsidiaries of Tencent Holdings Limited). c. Without limiting the Company’s obligations under the Registration Rights Agreement relating to removal of restrictive legends, from and following the expiration of the lock-up period referred to in Section 12.a, the Company shall take and cause to be taken, at the Company’s sole cost, any and all actions as may be reasonably requested by the Purchaser (or its affiliate transferee) or the Company’s transfer agent in order for the Company’s transfer agent to remove any restrictive legend on such Purchased Shares and/or Subscription Shares as soon as reasonably practicable following such request, including without limitation delivery of any customary representation letters of the Company and/or opinions of the issuer’s legal counsel; provided that, the Purchaser (or its affiliate transferee) delivers customary representation letters to the extent reasonably requested by the Company’s transfer agent and/or legal counsel. 13. Information Rights. The Company shall provide or procure that, at the Purchaser’s written request, the Purchaser is promptly provided, to the extent reasonable and permitted by applicable laws and regulations, with all such information in respect of the Company, its group companies and its direct and indirect subsidiaries as necessary in order for the Purchaser and its affiliates (“Purchaser’s Group”) (as applicable) to: a. complete any tax return, compilation or filing as required by applicable law or deal with any enquiry from a tax authority; b. comply with any financial, regulatory or other reporting obligations which apply to any member of the Purchaser’s Group as required by applicable law; or c. comply with any other laws, rules or regulations which apply to any member of the Purchaser’s Group,

15 provided that, the Company shall primarily seek to address any such requests with public information where possible, however, to the extent such information constitutes non-public information, the receipt of such information by the Purchaser shall be conditioned upon the entry into a confidentiality agreement with the Company that is reasonably acceptable to the Company provided further that, to the extent such information constitutes material non-public information as determined by the Company, the Company may, in its sole discretion decline to provide such information to the Purchaser. Notwithstanding anything to the contrary in this Agreement, to the extent that: (i) any information provided by or on behalf of the Company, any Seller or their respective affiliates to the Purchaser, its affiliates or their respective representatives in connection with the evaluation, negotiation and consummation of the transactions contemplated hereby would constitute material non-public information (as determined by the Company in its sole discretion) as of Closing, or (ii) any information requested pursuant to the Purchaser’s information rights under this Section 13 constitutes material non-public information (as determined by the Company in its sole discretion) and the Company elects to provide such information to the Purchaser, the Company agrees that it shall publicly disclose (whether by press release, filing with the SEC, posting on its website or otherwise) such information (A) in the case of paragraph (i), promptly following Closing (in which event the Company shall notify the Purchaser promptly following such public disclosure) and (B) in the case of paragraph (ii), substantially concurrently with the filing or furnishing, as the case may be, of the Company’s Form 20-F or Form 6-K that reports the Company’s quarterly or half-year financial results filed in respect of the quarter in which the provision of such material non-public information occurred. The Company shall procure that any document or information that is to be supplied under this Agreement which is not in the English language is accompanied by an accurate English translation. 14. Certain Acknowledgement. Notwithstanding the foregoing, the parties hereto acknowledge that the Purchaser will not, as part of the Transaction, receive: (i) “control” within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”), (ii) access to any “material nonpublic technical information” within the meaning of the DPA, (iii) membership or observer rights on, or the right to nominate (other than by virtue of its right as a holder of common shares) an individual to a position on, the board of directors or equivalent governing body of the Company, or (iv) any involvement, other than through voting of shares, in substantive decision-making of the Company regarding: (a) the use, development, acquisition, safe-keeping, or release of “sensitive personal data of U.S. citizens” within the meaning of the DPA maintained or collected by the Company, (b) the use, development, acquisition, or release of critical technologies within the meaning of the DPA or (c) the management, operation, manufacture, or supply of covered investment critical infrastructure within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800). 15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally, (ii) when sent by reputable overnight courier service

16 or (iii) when emailed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): a. If to the Purchaser: c/o Tencent Holdings Limited Tencent Binhai Towers No. 33 Haitian 2nd Road, Nanshan District Shenzhen 518054, PRC Email: PD_Support@tencent.com Attention: Mergers and Acquisitions Department with a copy (which shall not constitute notice) to: c/o Tencent Holdings Limited Level 29, Three Pacific Place 1 Queen’s Road East Wanchai, Hong Kong Email: legalnotice@tencent.com Attention: Compliance and Transactions Department and Davis Polk & Wardwell 10F The Hong Kong Club Building 3A Chater Road Hong Kong Email: miranda.so@davispolk.com; xi.shi@davispolk.com Attention: Miranda So; Xi Shi b. If to the Company: Jeremy Henderson-Ross General Counsel Global Blue Group Holding AG Zürichstrasse 38 8306 Brüttisellen Switzerland Email: jhendersonross@globalblue.com with copies (which shall not constitute notice) to: c/o Silver Lake Europe LLP Broadbent House, 65 Grosvenor Street, London W1K 3LH Attention: Legal Depart. Email: LegalStaff-UK@silverlake.com

17 and Simpson Thacher & Bartlett LLP CityPoint, One Ropemaker Street, London, EC2Y 9HU James Howe James.Howe@stblaw.com Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Hui Lin hui.lin@stblaw.com c. If to Globetrotter or to Holdco: c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands Attention: Legal Depart. Email: LegalStaff-UK@silverlake.com with copies (which shall not constitute notice) to: c/o Silver Lake Europe LLP Broadbent House, 65 Grosvenor Street, London W1K 3LH Attention: Legal Depart. Email: LegalStaff-UK@silverlake.com and Simpson Thacher & Bartlett LLP CityPoint, One Ropemaker Street, London, EC2Y 9HU James Howe James.Howe@stblaw.com Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Hui Lin hui.lin@stblaw.com d. If to the Individual Sellers, as set out in their respective joinder agreements.

18 16. Fees and Expenses. a. Except where this Agreement provides otherwise, each party shall pay its own costs, charges and other expenses (including those of their affiliates) arising out of or in connection with the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to in it. b. The issue of the Subscription Shares issued by the Company to the Purchaser is subject to Swiss share issuance tax, which shall be payable and borne by the Company, in an amount equal to 1% of the Subscription Price. c. The sale and transfer of Purchased Shares by the Sellers to the Purchaser may be subject to Swiss securities transfer tax in an amount of up to 0.15% and shall, if applicable, be borne by the applicable Seller. 17. Miscellaneous. a. Neither this Agreement or any rights or obligations that may accrue to the Purchaser hereunder may be transferred or assigned, in whole nor in part, without the prior written consent of the Company, Globetrotter and Holdco (the “Other Parties”); provided, that the Purchaser may assign and delegate its rights and obligations hereunder, pursuant to a joinder to this Agreement in form and substance reasonably satisfactory to the Other Parties, to Tencent Holdings Limited or any of its controlled affiliates (other than, if any, portfolio companies that are not its wholly owned subsidiaries), but such assignment shall not relieve the Purchaser from any of its obligations or liabilities hereunder (and provided that such entity to which Purchaser delegates its obligations are able to obtain the funds to pay the Purchase Price and Subscription Price and pay the Purchase Price and Subscription Price as and when the same is due and payable hereunder). b. The parties hereto acknowledge that the Company shall file a copy of this Agreement with the SEC. c. The Purchaser acknowledges that each Seller and the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Each Seller and the Company, severally and not jointly, acknowledge that the Purchaser and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. d. Each party is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Each of the parties hereto shall consult with the Purchaser, Globetrotter, Holdco and the Company in issuing any press release or making any other similar public statement with respect to the transactions contemplated hereby, and none of the parties shall issue any such press release or make any such public statement without the prior consent of the Purchaser, Globetrotter, Holdco and the Company. No party shall publicly disclose the name of the Purchaser or any affiliate or investment adviser of the Purchaser without the prior written consent (including by e-mail) of the Purchaser, except (A) as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under

19 New York Stock Exchange regulations or (B) any disclosure by the Company to any bank, financial institution or other funding source providing, or potentially providing, financing to the Company provided that before any such disclosure pursuant to this clause (B), the disclosing party has entered into an appropriate confidentiality undertaking in a customary form with such third party, and in each case of clauses (A) and (B) above, the relevant party shall provide the Purchaser with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Purchaser regarding such disclosure. e. The agreements, representations and warranties made by each party hereto in this Agreement shall survive Closing. f. This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. g. This Agreement (and any other agreements executed and delivered in connection with the Transaction to which the Purchaser is party, if any) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Agreement shall not confer any third party beneficiary, or other rights or remedies upon any person other than the parties hereto and their respective successors and assigns. h. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. i. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. j. The parties acknowledge and agree that each of the Company, the Purchaser, Globetrotter and Holdco and/or one or more of their respective direct or indirect shareholders is or may be subject to supervision or regulation by a number of regulatory bodies including, but not limited to, the SEC and any other competent governmental authority, regulator, bank examiner, self-regulatory organization or stock or securities trading exchange. The parties also acknowledge and agree that each of the Company, the Purchaser, Globetrotter and Holdco may be prohibited from entering into transactions with any party who is specifically listed on, or owned or controlled by a person specifically listed on, any sanctions list including the OFAC List maintained by OFAC or any similar public list maintained by, or public announcement of sanctions designation made by, any of the United States government, the United Nations, the United Kingdom, the European

20 Union, Switzerland or the respective governmental institutions and agencies of any of the foregoing and nothing in this Agreement shall require any of the Company, the Purchaser, Globetrotter or Holdco to take any act, make any omission, or enter into or deliver any document, asset, security or any other action whatsoever which would cause it to be in breach of any of the foregoing. k. This Agreement may be executed in one or more counterparts (including by electronic mail or in pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. l. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. m. For purposes of this Agreement: i. the term “affiliate” means (A) with respect to any person or entity that is not a natural person, any other person or entity who directly or indirectly controls, is controlled by or is under common control with such person or entity; provided that neither the Company nor any of its subsidiaries shall be deemed an affiliate of the Purchaser or any of its affiliates; provided, further, that the portfolio companies of funds managed or advised, directly or indirectly, by Silver Lake Technology Management, LLC or its affiliates shall not be deemed or considered to be an “affiliate” of Globetrotter or Holdco; and (B) with respect to any natural person, such person’s spouse, parents, grandparents, children, grandchildren, siblings, mother-in-law, father-in-law, brothers-in-law and sisters-in-law, any trust controlled by or held for the benefit of such individuals set forth above, and any entity owned or controlled by such individuals; ii. the term “business day” means each day that is not a Saturday, Sunday or other day on which banking institutions located in London, New York, the PRC and Hong Kong are authorized or obligated by law or executive order to close; and iii. the term “control” means, when used with respect to any person or entity, the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, however, that such power or authority shall conclusively be presumed to exist upon possession of the power to direct the vote of more than fifty per cent (50%) of the votes entitled to be cast at a meeting of the members or shareholders or power to control the composition of a majority of the board of directors of such person or entity, and the terms “controlling” and “controlled” have correlative meanings.

21 n. Each party acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, the Sellers, the Purchaser, any of their respective affiliates or any of its or their control persons, officers, directors and employees, in each case as applicable), other than the statements, representations and warranties contained in this Agreement, in making its investment or decision to invest in the Company. Each party agrees that the other party, its respective affiliates or any of its affiliates’ control persons, officers, directors or employees, as applicable, shall not be liable to any other person pursuant to any other agreement related to the private placement of shares in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase or subscription of shares in the Company, except in each case for fraud. 18. Governing Law and Arbitration a. This Agreement and any non-contractual obligations arising out of or in connection with them shall, except as expressly provided otherwise, be governed by and construed in accordance with English law. b. All disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such Rules, which Rules are deemed to be incorporated by reference into this Section 18. The seat, or legal place, of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English. c. By agreeing to arbitration, the parties hereto shall not be precluded from seeking interim or provisional remedies from a court of competent jurisdiction in aid of arbitration or pending the establishment of the arbitral tribunal. [SIGNATURE PAGES FOLLOW]

[Signature Page to Project Paraiba – Share Purchase and Investment Agreement] IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be as of the date set forth below. TENCENT MOBILITY LIMITED By: Name: Title:

[Signature Page to Project Paraiba – Share Purchase and Investment Agreement] GLOBAL BLUE GROUP HOLDING AG By: Name: Title:

[Signature Page to Project Paraiba – Share Purchase and Investment Agreement] GLOBAL BLUE HOLDING L.P. By: SL GLOBETROTTER GP, LTD., its general partner By: Name: Title:

[Signature Page to Project Paraiba – Share Purchase and Investment Agreement] SL GLOBETROTTER L.P. By: SL GLOBETROTTER GP, LTD., its general partner By: Name: Title:

A-1 SCHEDULE A JOINDER AGREEMENT a. The undersigned is executing and delivering this joinder agreement (“Joinder Agreement”) pursuant to that certain Share Purchase and Investment Agreement, dated as of 16 November 2023 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Share Purchase and Investment Agreement”) by and between (i) Tencent Mobility Limited (the “Purchaser”), (ii) Global Blue Group Holding AG, a Swiss corporation (the “Company”), and (iii) SL Globetrotter L.P., a Cayman Islands exempted limited partnership (“Globetrotter”), (iv) Global Blue Holding L.P., an exempted limited partnership (“Holdco”) and (v) the Individual Sellers (as defined therein). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Share Purchase and Investment Agreement. b. By executing and delivering this Joinder Agreement to the Share Purchase and Investment Agreement, the undersigned hereby adopts and approves the Share Purchase and Investment Agreement and agrees, effective commencing on the date hereof to become a party to the Share Purchase and Investment Agreement as an “Individual Seller” and to be bound by and comply with the provisions of, the Share Purchase and Investment Agreement applicable to the Individual Sellers, in the same manner as if the undersigned were an original signatory to the Share Purchase and Investment Agreement; provided that any representations and warranties to be given by an Individual Seller under Section 8 of the Share Purchase and Investment Agreement shall be given on the date of this Joinder Agreement. c. The undersigned hereby elects to sell the following number of registered common shares in the Company of CHF 0.01 nominal value each in the Company held by it as at the date of this Joinder Agreement: [●] d. The administrative details of the undersigned for the purposes of Section 15 (Notices) are as follows: Address: [●] Email: [●] Attention: [●] e. The undersigned acknowledges and agrees that Section 17 (Miscellaneous) and 18 (Governing Law and Arbitration) is incorporated herein by reference, mutatis mutandis. [SIGNATURE PAGE FOLLOWS]

B-1 SCHEDULE B Zeichnungsschein Subscription form Die Unterzeichnete, Tencent Mobility Limited, zeichnet hiermit in Kenntnis der Statuten der Global Blue Group Holding AG, mit Sitz in Wangen-Brüttisellen, Schweiz ("Gesellschaft") anlässlich der Erhöhung des Aktienkapitals der Gesellschaft innerhalb des Kapitalbands von CHF 2'409'347.89 um CHF 90'909.09 auf CHF 2'500'256.98 und unter Bezugnahme auf die Beschlusse der ausserordentlichen Generalversammlung der Gesellschaft und der Sonderversammlung der Inhaber der Vorzugsaktien der Kategorie A jeweils vom 1. März 2023 und auf den bevorstehenden Beschluss des Verwaltungsrats vom [28. November 2023], 9'090'909 Namenaktien der Gesellschaft zu je CHF 0.01 Nennwert (“Neue Namenaktien”) zum Ausgabepreis von insgesamt CHF 90'909.09. The undersigned, Tencent Mobility Limited, having regard to the articles of association of Global Blue Group Holding Ltd, with registered offices in Wangen-Brüttisellen, Switzerland ("Company"), at the occasion of the increase of the share capital of the Company within the capital band from CHF 2,409,347.89 by CHF 90,909.09 to CHF 2,500,256.98 and with reference to the resolutions taken by the extraordinary general meeting of the Company and the special meeting of the holders of Series A Preferred Shares on 1 March 2023, respectively and to the upcoming resolution by the board of directors on [28 November 2023], herewith subscribes 9,090,909 registered shares of the Company with a nominal value CHF 0.01 each (“New Registered Shares”) at an aggregate issue price of CHF 90,909.09. Die Unterzeichnete verpflichtet sich hiermit bedingungslos, die dem gesamten Ausgabebetrag der von ihr gezeichneten Neuen Namenaktien entsprechende Einlage durch Einzahlung von insgesamt CHF 90'909.09, zu leisten. Dadurch werden die Neue Namenaktien vollständig liberiert. The undersigned herewith unconditionally commits to make a cash contribution equal to the total issue price of CHF 90,909.09. Thus, the New Registered Shares are fully paid up. Dieser Zeichnungsschein ist gültig bis und mit 31. Dezember 2023. Die deutsche Fassung dieses Zeichnungsscheins ist massgebend. This subscription form expires on the day after 31 December 2023. The German version of this subscription form shall prevail. [Unterschriften auf der Folgeseite] [Signatories on next page]

B-2 Unterschriften / Signatories [date] Tencent Mobility Limited By:

C-1 SCHEDULE C TENCENT REGISTRATION RIGHTS AGREEMENT [Attached separately]

AGREED FORM REGISTRATION RIGHTS AGREEMENT Dated as of November [28], 2023

i TABLE OF CONTENTS Page ARTICLE I REGISTRATION ....................................................................................................... 1 1.1. Shelf Registration Statement................................................................................... 1 1.2. Shelf Take-Down Demands .................................................................................... 2 1.3. Blackout Period ....................................................................................................... 2 1.4. Acknowledgement of No Demand or Piggyback Registration Rights ................... 3 1.5. [Reserved] ............................................................................................................... 3 1.6. Registration Procedures .......................................................................................... 3 1.7. Registration Expenses ............................................................................................. 9 1.8. Registration Indemnification ................................................................................ 10 ARTICLE II DEFINITIONS ........................................................................................................ 12 2.1. Defined Terms ...................................................................................................... 12 2.2. Interpretation ......................................................................................................... 16 ARTICLE III MISCELLANEOUS .............................................................................................. 16 3.1. Term ...................................................................................................................... 16 3.2. Notices .................................................................................................................. 16 3.3. Amendments and Waivers .................................................................................... 17 3.4. Successors and Assigns and Transferees .............................................................. 18 3.5. Severability ........................................................................................................... 18 3.6. Counterparts .......................................................................................................... 18 3.7. Entire Agreement .................................................................................................. 18 3.8. Governing Law and Jurisdiction ........................................................................... 18 3.9. WAIVER OF JURY TRIAL ................................................................................. 19 3.10. Specific Performance ............................................................................................ 19 3.11. No Third Party Beneficiaries ................................................................................ 19 3.12. No Recourse .......................................................................................................... 19 3.13. Other Agreements ................................................................................................. 20 3.14. Representations and Warranties ............................................................................ 20 3.15. Equivalent Provisions ........................................................................................... 21

REGISTRATION RIGHTS AGREEMENT, dated as of November [28], 2023 (this “Agreement”), among (i) Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in Zurichstrasse 38, Brüttisellen, Switzerland (the “Company”) and (ii) Tencent Mobility Limited (“Tencent Mobility”). R E C I T A L S: WHEREAS, capitalized terms used but not defined herein shall have the meaning set forth in Article II of this Agreement; WHEREAS, on November 16, 2023, the Company entered into a share purchase and investment agreement (the “Base Purchase Agreement”) with the Tencent Investor, SL Globetrotter L.P., a Cayman Islands exempted limited partnership (“Globetrotter”), and Global Blue Holding L.P., a Cayman Islands exempted limited partnership (“GB Holding”), as supplemented by the joinder agreement[s], [each] dated November [●], 2023 (together with the Base Purchase Agreement, the “Purchase Agreement”), by certain additional sellers (together with Globetrotter and GB Holding, the “Sellers”), pursuant to which the Tencent Investor will (i) purchase from the Sellers an aggregate 9,090,909 Company Ordinary Shares (the “Common Purchased Shares”) and (ii) subscribe for up to 9,090,909 newly-issued Company Ordinary Shares (together with the Common Purchased Shares, the “Common Acquired Shares”), in each case, subject to the terms and conditions set forth in the Purchase Agreement; and WHEREAS, the Company has agreed to grant the Tencent Investor certain registration rights in respect of the Registrable Securities. NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows: ARTICLE I REGISTRATION 1.1. Shelf Registration Statement. (a) Subject to Section 1.3, the Company agrees that, as soon as reasonably practicable after the date hereof, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (the “Shelf Registration Statement”). The Company shall use its reasonable best efforts to have the Shelf Registration Statement declared effective under the Securities Act as soon as practicable after the filing thereof and in any event before the 6-month anniversary of the date hereof. (b) Subject to Section 1.3, the Company agrees to use reasonable best efforts to keep a Shelf Registration Statement continuously effective until (i) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution in the prospectus included in the Shelf

2 Registration Statement, or (ii) the date on which this Agreement terminates pursuant to Section 3.1. (c) The Tencent Investor agrees to disclose its ownership to the Company upon request. The Company’s obligations to include the Registrable Securities in the Shelf Registration Statement are contingent upon the Tencent Investor furnishing in writing to the Company such information regarding the Tencent Investor, the securities of the Company held by the Tencent Investor and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities or otherwise, such Shelf Registration Statement shall register the resale of a number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission; provided, however, that the Company shall use its reasonable best efforts to include such Registrable Securities that are not registered due to such limitation in a registration statement as soon as practicable after such registration is permitted by the Commission. 1.2. Shelf Take-Down Demands. (a) On or after the earlier of (i) three (3) years from the date hereof and (ii) the date on which the SL Shareholders have Transferred (excluding Transfers to any Affiliates) more than 50% of their Equity Interests held as of June 13, 2022, the Tencent Investor shall be entitled to deliver a notice to the Company (each, a “Take-Down Notice”) stating that the Tencent Investor intends to sell at least a Registrable Amount of Registrable Securities on the Shelf Registration Statement in an Underwritten Offering (a “Shelf Offering”). The Company shall promptly, and in a manner reasonably agreed with the Tencent Investor amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. The Tencent Investor shall have the right to request no more than two (2) Take-Down Notices in the aggregate. (b) For the avoidance of doubt, (i) any Shelf Offering will be subject to Sections 1.3 and 1.4 and (ii) nothing in this Section 1.2 shall prevent the Tencent Investor from selling Registrable Securities under Section 1.1 (provided the Company shall not be obligated to assist with such sale except pursuant to the obligations set forth in Section 1.1) or prevent either party from complying with its obligations under Section 1.1. 1.3. Blackout Period. (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing and effectiveness of the Shelf Registration Statement and any other shelf registration statement, suspend the use of any such Shelf Registration Statement or any other shelf registration statement, or delay a Marketed Underwritten Shelf Offering or Non-Marketed Underwritten Shelf Offering if the Board of Directors of the Company determines in good faith that (x) such filing, effectiveness or use of such Shelf Registration Statement or other shelf

3 registration statement, or the registration and distribution of Registrable Securities would materially interfere with the Company’s ability to effect a pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate transaction involving or being considered by the Company or any of its subsidiaries or would require premature disclosure thereof or of material non-public information that would be detrimental to the Company or (y) if in order for the Shelf Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required to be disclosed to the public under the Exchange Act (a “Blackout Period”). The Company shall (a) promptly give the Tencent Investor written notice of such determination (which shall include a certificate signed by either the chief executive officer or chief financial officer of the Company certifying that, in the good faith judgement of the Company, the conditions described above in the definition of Blackout Period are met) and (b) promptly give the Tencent Investor written notice at the conclusion of such Blackout Period. After the conclusion of any such Blackout Period, the Company, to the extent necessary, shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not invoke more than two Blackout Periods in any 12-month period and any Blackout Period shall not be in excess of 45 days. (b) Notwithstanding anything herein to the contrary, the Tencent Investor shall not be permitted to exercise its rights under Section 1.2 if at the time of receipt by the Company of a Take-Down Notice the Company determines in good faith that a secondary offering by any Demand Shareholder is reasonably contemplated to occur within (i) 45 days of such receipt, to the extent the Demand Shareholders have not consummated a secondary offering resulting in proceeds in excess of $100 million (“Secondary Offering”) or (ii) 30 days of such receipt if such Secondary Offering has occurred (such period in clauses (i) or (ii) from the date of receipt of such Take-Down Notice, “Demand Block Period”). The Company shall (a) promptly give the Tencent Investor written notice of such determination and (b) promptly give the Tencent Investor written notice at the conclusion of the Demand Block Period. Notwithstanding the foregoing, the Company shall not invoke more than three Demand Block Periods during any fiscal year of the Company and any Demand Block Period shall not be in excess of 45 days if a Secondary Offering has not occurred or 30 days if a Secondary Offering has occurred. 1.4. Acknowledgement of No Demand or Piggyback Registration Rights. The Tencent Investor acknowledges that it does not hold any rights to demand that the Company register any Company Ordinary Shares that it holds except pursuant to the Shelf Registration Statement set forth in Section 1.1 and Section 1.2. The Tencent Investor further acknowledges that it does not have any piggyback registration rights in connection with any offering or Transfer by the Company, the Demand Shareholders, the CK Investor or any other shareholder of the Company. 1.5. [Reserved]. 1.6. Registration Procedures.

4 (a) If and whenever the Company is required to use reasonable best efforts to effect a Shelf Registration Statement and Shelf Offering of any Registrable Securities under the Securities Act as provided in Section 1.1 or Section 1.2, the Company shall as expeditiously as reasonably practicable, only to the extent the Tencent Investor is entitled to deliver a Take-Down Notice pursuant to Section 1.2: (i) before filing the Shelf Registration Statement or any amendments thereto relating to a Shelf Offering, the Company will furnish to the Tencent Investor, its counsel and the lead managing underwriter(s) and their counsel, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, provide such counsel a reasonable opportunity to participate in the preparation of such registration statement and each prospectus included therein. The Company shall not file the Shelf Registration Statement or prospectus or any amendments or supplements thereto with respect to a Shelf Offering pursuant to Section 1.2 to which the Tencent Investor, its counsel or the lead managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the reasonable opinion of the Company, such filing is necessary to comply with Applicable Law; (ii) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective pursuant to the terms of Section 1.1 and Section 1.2, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; (iii) if requested by the lead managing underwriter(s), if any, or the Tencent Investor in connection with an Underwritten Offering, promptly include in a prospectus supplement or post- effective amendment such information as the lead managing underwriter(s), if any, and the Tencent Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 1.6(a)(iii) that are not, in the reasonable opinion of counsel for the Company, in compliance with Applicable Law; (iv) furnish to the Tencent Investor and each underwriter, if any, of the securities being sold by the Tencent Investor such number of conformed copies of such registration statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the

5 Securities Act, and such other documents as the Tencent Investor and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; (v) use reasonable best efforts to register or qualify or cooperate with the Tencent Investor, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities covered by such registration statement under such other securities laws or “blue sky” laws of such jurisdictions as the Tencent Investor and any underwriter of the securities being sold by the Tencent Investor shall reasonably request, and to keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and take any other action which may be necessary or reasonably advisable to enable the Tencent Investor and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Tencent Investor, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (v) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction; (vi) use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; (vii) use reasonable best efforts to cause the Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Tencent Investor to consummate the disposition of such Registrable Securities; (viii) use reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of the Shelf Registration Statement; (ix) in an Underwritten Offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and in connection therewith, (A) make representations and warranties to the Tencent Investor and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (B) include in the underwriting agreement indemnification provisions and procedures substantially to the effect set forth in Section 1.8 hereof with respect to the

6 underwriter and all parties to be indemnified pursuant to said Section 1.8 except as otherwise agreed by the Tencent Investor and (C) deliver such documents and certificates as are reasonably requested by the Tencent Investor, their counsel and the lead managing underwriters(s), if any, to evidence the continued validity of the representations and warranties made pursuant to sub-clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement; (x) in connection with an Underwritten Offering, use reasonable best efforts to obtain (A) for the underwriter(s) opinions of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and (B) for the Tencent Investor and underwriter(s) “comfort” letters and updates thereof (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter to the extent deliverable in accordance with the policies of such accountants) signed by the independent public accountants who have certified the Company’s financial statements and, to the extent required, any other financial statements included in the Shelf Registration Statement, covering the matters customarily covered in “comfort” letters in connection with underwritten offerings; (xi) in connection with an Underwritten Offering, make available for inspection by the Tencent Investor, any underwriter participating in an Underwritten Offering, and any attorney, accountant or other agent or representative retained in connection with such offering by the Tencent Investor or underwriter (collectively, the “Inspectors”), such financial and other records, pertinent corporate documents and instruments of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries (and use its reasonable best efforts to cause its auditors) to participate in customary due diligence calls and to supply all reasonable information in each case reasonably requested by any such representative, underwriter, attorney, agent or accountant in connection with the Shelf Registration Statement and a Shelf Offering thereunder; provided, however, that the Company shall not be required to provide any information under this clause (xi) if (A) the Company reasonably believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing; unless prior to furnishing any such information with respect to clause (1) or (2) the Tencent Investor requesting such information enters into, and causes each of its Inspectors to enter into, a confidentiality agreement on terms and conditions reasonably acceptable to the

7 Company; provided, further, that the Tencent Investor agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by another Governmental Authority, give notice to the Company and allow the Company, at its expense, to undertake appropriate action seeking to prevent disclosure of the Records deemed confidential; (xii) as promptly as practicable notify in writing the Tencent Investor and the underwriters, if any, of the following events: (A) any request by the Commission or any other U.S. or state Governmental Authority for amendments or supplements to the Shelf Registration Statement or the prospectus or for additional material information; (B) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings by any Person for that purpose; (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (D) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 1.6(a)(ix) cease to be true and correct in any material respect; and (E) subject to Section 1.3, upon the happening of any event that makes any statement made in the Shelf Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Shelf Registration Statement, prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Tencent Investor, promptly prepare and furnish to the Tencent Investor a reasonable number of copies of a supplement to or an amendment of the Shelf Registration Statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (xiii) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonably practicable date, except that, subject to the requirements of Section 1.6(a)(v), the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (xiii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

8 (xiv) cooperate with the Tencent Investor and the lead managing underwriter(s) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under Applicable Law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the lead managing underwriter(s) or the Tencent Investor may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates; (xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and (xvi) have appropriate officers of the Company prepare and make presentations at a reasonable number of “road shows” and before analysts, as the case may be, and other information meetings reasonably organized by the underwriters and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Tencent Investor and the underwriters in the offering, marketing or selling of the Registrable Securities in each case, only to the extent such activities relate to a Marketed Underwritten Shelf Offering. (b) The Company may require the Tencent Investor and each underwriter, if any, to furnish the Company in writing such information regarding the Tencent Investor or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by the Shelf Registration Statement. Not less than ten (10) business days before the expected filing date of each registration statement, prospectus, supplement, amendment or other filing thereto in connection with an Underwritten Offering, the Company shall notify the Tencent Investor of the information, documents and instruments from the Tencent Investor that any underwriter reasonably requests in connection with such registration statement, including, to the extent applicable, a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). If the Company has not received, on or before the day before the expected filing date, the Requested Information from the Tencent Investor, the Company may delay or not file the registration statement, prospectus supplement, amendment or other filing. The failure to so file shall not result in any liability on the part of the Company to the Tencent Investor. (c) The Tencent Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (A), (B), (C), (D) and (E) of Section 1.6(a)(xii), the Tencent Investor shall forthwith discontinue such its disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus relating thereto until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.6(a)(xii), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus and that it will maintain the confidentiality of any information included in such written notice delivered by the Company

9 unless otherwise required by law, subpoena or regulatory request or requirement; provided, that the amount of time the Tencent Investor is required to discontinue disposition of such securities shall not exceed forty-five (45) days. (d) The Company will cooperate with the Tencent Investor and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or book entries (which, in either case, shall not bear any restrictive legends) representing Registrable Securities sold by the Tencent Investor pursuant to the Shelf Registration Statement or sold pursuant to Rule 144 or Rule 145 under the Securities Act, and enable such shares to be in such denominations and registered in such names as the Tencent Investor or managing underwriter(s) may request. (e) With a view to making available to the Tencent Investor the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Tencent Investor to sell securities of the Company to the public without registration, the Company shall: (i) use reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements; (iii) furnish to the Tencent Investor, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or semi-annual report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission as the Tencent Investor may reasonably request in connection with the sale of Registrable Securities without registration (in each case to the extent not readily publicly available); and (iv) otherwise provide the Tencent Investor with such customary assistance as is reasonably requested. 1.7. Registration Expenses. All fees and expenses incident to the Company’s performance of its obligations under Section 1.1 and Section 1.2, including (a) all registration and filing fees, including all fees and expenses of compliance with securities and “blue sky” laws (including the reasonable and documented fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 1.6(a)(v)) and all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121), in each case, only in connection with an Underwritten Offering (b) all printer, printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of

10 printing prospectuses if the printing of prospectuses is requested by the Tencent Investor and copying expenses, (c) all messenger, telephone and delivery expenses, (d) all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions), (e) expenses incurred in connection with any “road show” and (f) reasonable and documented fees and disbursements for one counsel (together with one local counsel) for the Tencent Investor, shall be borne solely by the Company whether or not any registration statement is filed or becomes effective or any offering is completed. In connection with the Company’s performance of its obligations under this Agreement, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded. The Tencent Investor shall pay or cause to be paid its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of Registrable Securities in any registration or offering pursuant to Sections 1.1 and 1.2. 1.8. Registration Indemnification. (a) The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by Law, the Tencent Investor and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Tencent Investor or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus, Free Writing Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by any information furnished in writing to the Company by the Tencent Investor expressly for use therein. (b) In connection with a Shelf Offering in which the Tencent Investor is participating, without limitation as to time, the Tencent Investor shall, severally and not jointly, indemnify the Company, its directors, officers, stockholders, employees, managers, partners and agents, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Shelf Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus, Free Writing Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made)

11 not misleading, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding the Tencent Investor furnished to the Company by the Tencent Investor expressly for inclusion in the Shelf Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto. Notwithstanding the foregoing, the Tencent Investor shall not be liable under this Section 1.8(b) for amounts in excess of the net proceeds received by the Tencent Investor in the Shelf Offering giving rise to such liability. (c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis. (d) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) a conflict of interest exists between the interests of the indemnifying party and the indemnified party, (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either of which events the indemnified party shall be promptly reimbursed by the indemnifying party for the reasonable fees and expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith) plus one local counsel or (iv) such indemnifying party otherwise so agrees). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on

12 behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder. (e) The indemnification and contribution provided for under this Agreement shall survive the sale of the Registrable Securities and the termination of this Agreement. (f) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the Tencent Investor shall not be required to make a contribution in excess of the net proceeds received by the Tencent Investor from its sale of Registrable Securities in connection with the Shelf Offering that gave rise to the contribution obligation. ARTICLE II DEFINITIONS 2.1. Defined Terms. Capitalized terms when used in this Agreement have the following meanings: “Affiliate” means, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise), (b) for the avoidance of doubt, if such specified Person is an investment fund, any other investment fund, the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof, and (c) if such specified Person is a natural Person, any family member of such natural Person; provided that the portfolio companies controlled by funds managed directly or indirectly by the Tencent Investor, Tencent Holdings Limited or any of their respective Affiliates shall not be deemed or considered

13 to be an “Affiliate” of the Tencent Investor and that the portfolio companies of funds managed or advised, directly or indirectly, by Silver Lake Technology Management, LLC or its Affiliates and Certares Opportunities LLC or its Affiliates shall not be deemed or considered to be an “Affiliate” of the Demand Shareholders or the CK Investor, respectively. “Controlled” and “controlling” shall be construed accordingly. “Agreement” has the meaning set forth in the preamble. “Applicable Law” means, with respect to any Person, any Law applicable to such Person, its assets, properties, operations or business. “Base Purchase Agreement” has the meaning set forth in the recitals. “Beneficially Own” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). “Blackout Period” has the meaning set forth in Section 1.3(a). “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity. “CK Investor” has the meaning given to such term in the Existing CK Registration Rights Agreement. “Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act. “Common Acquired Shares” has the meaning set forth in the recitals. “Common Purchased Shares” has the meaning set forth in the recitals. “Company Ordinary Shares” means common registered shares of the Company, with a nominal value of CHF 0.01 per share. “Company” has the meaning set forth in the preamble. “Demand Block Period” has the meaning set forth in Section 1.3(b). “Demand Shareholder” has the meaning given to such term in the Existing Silver Lake Registration Rights Agreement. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Existing CK Registration Rights Agreement” means the registration rights agreement, dated as of June 13, 2022, among the Company, the CK Investor and each of the other persons named therein, as may be amended from time to time in accordance with its terms. “Existing Registration Rights Agreements” means (a) the Existing CK Registration Rights Agreement and (b) the Existing Silver Lake Registration Rights Agreement. “Existing Silver Lake Registration Rights Agreement” means the registration rights agreement, dated as of August 28, 2020, among the Company, the Demand Shareholders and each of the other persons named therein, as amended by the Amendment to Registration Rights Agreement, dated as of June 13, 2022, among the Company and the SL Shareholders and the Amendment to Registration Rights Agreement No. 2, dated as of November [28], 2023, among the Company and the SL Shareholders, and as may be further amended from time to time in accordance with its terms. “Free Writing Prospectus” has the meaning set forth in Section 1.6(a)(iv). “GB Holding” has the meaning set forth in the recitals. “Globetrotter” has the meaning set forth in the recitals. “Governmental Authority” means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or applicable exchange or self- regulatory organization, including FINRA. “Inspectors” has the meaning set forth in Section 1.6(a)(xi). “Law” means any federal, state, provincial, local, municipal, foreign, international, multinational or other order, judgment, decree, constitution, law, ordinance, regulation, statute, treaty, code, rule, by-law, writ, injunction, decision, arbitration award, franchise, license, agency requirement, permit or other award of any Governmental Authority, or any policy, guideline, notice or protocol, in each case, to the extent that it has the force of law. “Losses” has the meaning set forth in Section 1.8(a). “Marketed Underwritten Shelf Offering” means any Shelf Offering that is an Underwritten Offering and where the plan of distribution set forth in the applicable Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters. “Non-Marketed Underwritten Shelf Offering” means any Shelf Offering that is an Underwritten Offering but is not a Marketed Underwritten Shelf Offering. “Person” means any natural person or any corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

15 “Purchase Agreement” has the meaning set forth in the recitals. “Records” has the meaning set forth in Section 1.6(a)(xi). “Registrable Amount” means an amount of Registrable Securities having an aggregate value of at least $50 million, based on the anticipated offering price (as reasonably determined in good faith by the Company), without regard to any brokers’ fees, or underwriting discount or commission. “Registrable Securities” means (i) the Common Acquired Shares or (ii) any other shares received in respect of the foregoing shares in connection with any stock split or subdivision, stock dividend, distribution or similar transaction; provided that, any such securities shall cease to be Registrable Securities upon the earliest of (i) when they are sold by the Tencent Investor pursuant to an effective registration statement under the Securities Act, (ii) when they have been sold by the Tencent Investor pursuant to Rule 144 or Rule 145 under the Securities Act, to the extent applicable, (iii) when they can be sold under Rule 144 under the Securities Act without restriction and (iv) when they shall have ceased to be outstanding. “Requested Information” has the meaning set forth in Section 1.6(b). “Secondary Offering” has the meaning set forth in Section 1.3(b). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Shelf Offering” has the meaning set forth in Section 1.2(a). “Shelf Registration Statement” has the meaning set forth in Section 1.1(a). “SL Shareholders” means Globetrotter and GB Holding. “Take-Down Notice” has the meaning set forth in Section 1.2(a). “Tencent Investor” means (a) Tencent Mobility and (b) any of Tencent Holdings Limited and its controlled Affiliates (other than, if any, portfolio companies that are not wholly owned subsidiaries of Tencent Holdings Limited), in each case, that hold Registrable Securities from time to time and has become a party hereto pursuant to Section 3.4. “Transfer” means any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, or entry into any agreement with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, excluding entry into this Agreement and the consummation of the transactions contemplated hereby. “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

16 2.2. Interpretation. Whenever used herein, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the words “hereof” and “herein” and similar words shall be construed as references to this Agreement as a whole and not limited to the particular Article, Section, Exhibit or Schedule in which the reference appears. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. References to “$” or “dollars” means United States dollars. Any reference in this Agreement to any gender shall include all genders. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings of the Articles and Sections are for convenience of reference only and do not affect the interpretation of any of the provisions hereof. If, and as often as, there is any change in the outstanding Company Ordinary Shares by reason of stock dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of shares and the like, appropriate adjustment shall be made in the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the rights and obligations set forth herein that continue to be applicable on the date of such change. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. ARTICLE III MISCELLANEOUS 3.1. Term. This Agreement will be effective as of the date hereof and shall terminate: (i) on the date when the Tencent Investor (together with its Affiliates) Beneficially Owns in the aggregate shares constituting less than three (3)% of the outstanding Company Ordinary Shares and can sell such shares pursuant to Rule 144 under the Securities Act without restriction, (ii) when no Registrable Securities are outstanding or (iii) at any time by written notice by the Tencent Investor to the Company; provided that in the event of any termination pursuant to this Section 3.1, the Tencent Investor shall not sell any shares during any Blackout Period applicable to it pending at the time of such termination. Section 1.8 and Articles II and III shall survive any termination. 3.2. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by confirmed email transmission or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows: (a) If to the Tencent Investor, to:

17 c/o Tencent Holdings Limited Tencent Binhai Towers No. 33 Haitian 2nd Road, Nanshan District Shenzhen 518054, PRC Email: PD_Support@tencent.com Attention: Mergers and Acquisitions Department with a copy (which shall not constitute notice) to: c/o Tencent Holdings Limited Level 29, Three Pacific Place 1 Queen’s Road East Wanchai, Hong Kong Email: legalnotice@tencent.com Attention: Compliance and Transactions Department and Davis Polk & Wardwell 10F The Hong Kong Club Building 3A Chater Road Hong Kong Email: miranda.so@davispolk.com; xi.shi@davispolk.com Attention: Miranda So; Xi Shi (b) if to the Company, to: Zurichstrasse 38 8306 Brüttisellen, Switzerland E-mail: jhendersonross@globalblue.com Attention: Jeremy Henderson-Ross with a copy (which shall not constitute notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Ave New York, NY 10017, United States E-mail: Hui.Lin@stblaw.com Attention: Hui Lin 3.3. Amendments and Waivers. No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by (i) the Company and (ii) the Tencent Investor. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

18 3.4. Successors and Assigns and Transferees. The Tencent Investor may assign all or a portion of its rights hereunder to any of Tencent Holdings Limited and its controlled Affiliates (other than, if any, portfolio companies that are not wholly owned subsidiaries of Tencent Holdings Limited) to which the Tencent Investor transfers all or a portion of its Registrable Securities; provided that such transferee shall only be admitted as a party hereunder to assume the Tencent Investor’s rights and obligations under this Agreement upon its, his or her execution and delivery of a joinder agreement, in form and substance reasonably acceptable to the parties hereto agreeing to be bound by the terms and conditions of this Agreement as if such person were an original Tencent Investor party hereto. Except as provided in the immediately preceding sentence, neither this Agreement nor any of the rights or obligations hereunder shall be transferred or assigned by any of the parties hereto. Subject to the foregoing provisions of this Section 3.4, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in violation of this Section 3.4 shall be void. 3.5. Severability. It is the intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under Applicable Law and public policies applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, and such amendment will apply only with respect to the operation of such provision or portion in the particular jurisdiction in which such adjudication is made. 3.6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto. 3.7. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Purchase Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. 3.8. Governing Law and Jurisdiction. (a) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

19 (b) Each party hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each party hereby irrevocably and unconditionally agrees (a) to be subject to the exclusive jurisdiction of the U.S. federal courts sitting in the State of Delaware, or any state courts of the State of Delaware (or any court in which appeal from such courts may be taken) in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the U.S. federal courts sitting in the State of Delaware, or any state courts of the State of Delaware (or any court in which appeal from such courts may be taken) and (d) consents to service being made through the notice procedures set forth in Section 3.2. (c) Each party hereby agrees that service of any process, summons, notice or document by an internationally-recognized courier or by prepaid certified mail (in each case, requiring a signed receipt) with a proof of mailing receipt constituting evidence of valid service to the respective addresses set forth in Section 3.2 shall be effective service of process for any proceeding in connection with this Agreement or the transactions contemplated hereby and that service made pursuant to the forgoing shall, to the fullest extent permitted by Applicable Law, have the same legal force and effect as if served upon such party personally within the State of Delaware. 3.9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 3.10. Specific Performance. The parties hereto agree that monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is expressly agreed that the parties hereto shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or in equity. 3.11. No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns and with respect to Sections 1.3 and 1.4, the Demand Shareholders and the CK Investor, as applicable; provided that the Persons indemnified under Section 1.8 are intended third party beneficiaries of Section 1.8. 3.12. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or in respect of any oral representations made or alleged to be made in connection

20 herewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of the Tencent Investor or the Company (or any of their heirs, successors or permitted assigns), or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing Persons, but in each case not including the named parties hereto (each, a “Non-Liable Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against any Non-Liable Person, by the enforcement of any assignment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other Applicable Law or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether in tort, contract or otherwise) based on, in respect of or by reason of, such obligations or their creation. 3.13. Other Agreements. Nothing in this Agreement shall limit or affect any other agreement to which any party hereto is or may be a party, including the Existing Registration Rights Agreements. Nothing in the Existing Registration Rights Agreements shall limit or affect the Tencent Investor’s rights, interest and entitlements and the Company’s obligations under this Agreement. 3.14. Representations and Warranties. Each party hereby represents and warrants in respect of itself to the other party hereto that: (a) such party is duly incorporated and validly existing under the laws of its jurisdiction of organization and has taken all actions (including obtaining all necessary consents and approvals, if any) required to enter into this Agreement and to perform its obligations hereunder. Such party has all corporate power and authority to enter into, deliver and perform its obligations under this Agreement; (b) this Agreement has been duly authorized, executed and delivered by such party and is enforceable against such party in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity; and (c) the execution and delivery of this Agreement by such party and the performance of its obligations hereunder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any agreement, contract, commitment or undertaking to which such party is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such party that would reasonably be expected to materially affect the ability of such party to perform its obligations hereunder; (ii) result in any violation of the provisions of the organizational documents of such party; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such party or any

21 of its properties that would reasonably be expected to materially affect the ability of such party to perform its obligations hereunder. 3.15. Equivalent Provisions. To the extent permissible under Applicable Law, the parties agree that, in the event that the Company Ordinary Shares are listed on a non-U.S. stock exchange, cease to be listed on The New York Stock Exchange and are not listed on the Nasdaq Global Select Market, the Nasdaq Global Market or any other “national securities exchange” that has registered with the Commission under Section 6 of the Securities Exchange Act of 1934, as amended, the provisions of this Agreement shall continue to apply to the extent any sale or distribution of the Registrable Securities require registration under Applicable Law, with such modifications as are reasonable and appropriate to reflect the requirements of such non-U.S. stock exchange and the laws of the relevant jurisdiction of such stock exchange with the objective of providing reasonable assistance and cooperation with such sale or distribution of the Registrable Securities to the extent contemplated under this Agreement. [The remainder of this page left intentionally blank.]

[Signature Page to Project Paraiba – Registration Rights Agreement] IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be as of the date set forth below. GLOBAL BLUE GROUP HOLDING AG By: Name: Title: Date:

[Signature Page to Project Paraiba – Registration Rights Agreement] IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be as of the date set forth below. TENCENT MOBILITY LIMITED By: Name: Title: Date:

D-1 SCHEDULE D AMENDED GLOBETROTTER REGISTRATION RIGHTS AGREEMENT [Attached separately]

AGREED FORM AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT This AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of November [28], 2023, is made by and among Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law (the “Company”), SL Globetrotter, L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“Globetrotter”), and Global Blue Holding LP, an exempted limited partnership formed under the laws of the Cayman Islands (“GB Holding”). Capitalized terms and section references used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below). RECITALS WHEREAS, the Company, Globetrotter, GB Holding, Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Enhanced L.P., Third Point Ventures LLC, Cloudbreak Aggregator LP and certain other parties entered into a registration rights agreement on August 28, 2020 (as amended by the Registration Rights Agreement Amendment, dated as of June 13, 2022, the “Registration Rights Agreement”); WHEREAS, on November 16, 2023, the Company entered into a share purchase and investment agreement (the “Base Purchase Agreement”) with Tencent Mobility Limited (the “Purchaser”), Globetrotter and GB Holding, as supplemented by the joinder agreement[s], [each] dated November [●], 2023 (together with the Base Purchase Agreement, the “Purchase Agreement”), by certain additional sellers (together with Globetrotter and GB Holding, the “Sellers”), whereby the Purchaser agreed to (i) purchase from the Sellers a number of ordinary shares of the Company and (ii) subscribe for a number of newly-issued ordinary shares of the Company (collectively, the “Purchaser Securities”) in one or more private transactions, in each case, subject to the terms and conditions set forth (the “Transaction”); WHEREAS, in connection with consummation of the Transaction and pursuant to the Purchase Agreement, the Company will enter into a registration rights agreement with the Purchaser (the “Tencent Registration Rights Agreement”) whereby the Company will grant the Purchaser certain registration rights related to the Purchaser Securities; WHEREAS, Globetrotter and GB Holding constitute Demand Shareholders holding a majority of the Registrable Securities held by all Demand Shareholders (the “Majority Demand Holders”); WHEREAS, Globetrotter and GB Holding constitute Holders Beneficially Owning a majority of the Registrable Securities Beneficially Owned by all Holders (the “Majority Holders”); WHEREAS, the Demand Majority Holders desire to waive the requirements under Section 1.8(b) in respect of the Tencent Registration Rights Agreement and to provide consent to permit the Company to grant the registration rights set forth in the Tencent Registration Rights Agreement and pursuant to Section 3.3, the Majority Holders and the Company desire to amend Sections 1.8(b) and 3.14 of the Registration Rights Agreement to allow the Company to enter into the Tencent Registration Rights Agreement and grant the Purchaser the registration rights as set forth therein; and WHEREAS, such amendment is permitted in accordance with Section 3.3 of the Registration Rights Agreement; NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Demand Majority Holders or Majority Holders, as applicable, hereto agree that the Registration Rights Agreement is hereby amended as follows: 1. Amendment. (a) Section 1.2(a) is hereby amended and restated in its entirety as follows: “(a) Subject to the terms and conditions hereof, whenever the Company proposes to register any Company Ordinary Shares under the Securities Act for its own account or for the account of other persons who are not Demand Shareholders (other than any registration, sale or offering made pursuant to the PIPE Registration, CK Registration, Tencent Registration or a registration by the Company (i) on Form F-4 or any successor form thereto, (ii) on Form S-8 or any successor form thereto, or (iii) pursuant to Section 1.1) (a “Piggyback Registration”), the Company shall give all Holders prompt written notice thereof (but not less than ten (10) days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of Company Shares proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter(s) (if any) and a good faith estimate by the Company of the proposed minimum offering price of such Company Ordinary Shares, in each case to the extent then known. Subject to Sections 1.1(b) and 1.2(b), the Company shall include in each such Piggyback Registration all Registrable Securities held by Holders (a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten (10) days after such Piggyback Notice is received by such Piggyback Seller.” (b) Section 1.8(b) is hereby amended and restated in its entirety as follows: “(b) The Company shall not grant any demand, piggyback or shelf registration rights, the terms of which are senior to or conflict with the rights granted to the Holders of Registrable Securities hereunder to any other Person, or enter into any other agreements that conflict with the rights granted to the Holders of Registrable Securities under this Agreement (except to the extent contemplated under the definition of Blackout Period), without the prior written consent of Demand Shareholders holding a majority of the Registrable Securities then held by all Demand Shareholders. The foregoing shall not apply to the PIPE Registration, the CK Registration or the Tencent Registration.”

(c) Section 2.1 is hereby amended to include, between the definitions of “Take-Down Notice” and “Third Point”, the following paragraph as follows: “Tencent Registration” means the registration rights granted to Tencent Mobility Limited pursuant to the Registration Rights Agreement, between the Company and Tencent Mobility Limited, dated as of November [28], 2023.” (d) Section 3.14 is hereby amended and restated in its entirety as follows: “3.14. Other Registration Rights. The Company shall not grant any registration rights with respect to any securities of the Company, other than the rights agreed to hereunder, without the prior written consent of the Sponsors. The foregoing shall not apply to the PIPE Registration, the CK Registration or the Tencent Registration.” 2. Consent and Waiver. The Demand Majority Holders hereby waive the requirements of Section 1.8(b) in respect of the Tencent Registration Rights Agreement and consent to the grant of registration rights set forth therein. 3. Full Force and Effect. Except as otherwise amended by this Amendment, the Registration Rights Agreement remains in full force and effect. 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied. 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. [Signature Pages Follow]

[Signature Page to the Registration Rights Agreement Amendment No. 2] SL GLOBETROTTER, L.P. acting by its general partner SL GLOBETROTTER GP, LTD By: Name: Title:

[Signature Page to the Registration Rights Agreement Amendment No. 2] GLOBAL BLUE HOLDING LP acting by its general partner SL GLOBETROTTER GP, LTD By: Name: Title:

[Signature Page to the Registration Rights Agreement Amendment No. 2] GLOBAL BLUE GROUP HOLDING AG By: Name: Jacques Stern Title: CEO

E-1 SCHEDULE E COMPANY ACCOUNT AND GLOBETROTTER ACCOUNT Company Account (Receiving (i) the Subscription Price and (ii) the Purchase Price on behalf of the Individual Sellers) (the “Company Account”) Call back: Christophe Ponsignon cponsignon@globalblue.com T: +41792059721 | M: +41792059721 Holder: IBAN: BIC: Global Blue Group Holding AG Zürichstrasse 38 CH-8306 Brüttisellen CH45 0022 8228 1480 1901 E UBSWCHZH80A Globetrotter Account (Receiving the Purchase Price on behalf of Globetrotter and Holdco) (the “Globetrotter Account”) Call back: Phil Shields Phil.Shields@SilverLake.com T: 1.408.861.4207 | M: 1.402.213.8659 Beneficiary Bank: Beneficiary Bank Address: Beneficiary SWIFT: Intermediary Bank: Intermediary Bank Address: Intermediary SWIFT: Account Name: Account Number: Bank of Nova Scotia, Houston Branch 711 Louisiana St, Houston, TX 77002 NOSCUS4H Bank of America 222 Broadway, New York, NY 10038 BOFAUS3N Global Blue Holding LP 1040537

F-1 SCHEDULE F FORM OF DECLARATION OF ASSIGNMENT DECLARATION OF ASSIGNMENT ____________________________________________________________________________ ___ November 2023 Pursuant to the share purchase and investment agreement entered into on 16 November 2023 (the “Agreement”) by and among (i) Tencent Mobility Limited (the “Assignee”), (ii) Global Blue Group Holding AG, Wangen-Brüttisellen, Switzerland (the “Company”), (iii) SL Globetrotter L.P. [(the “Assignor”)], (iv) Global Blue Holding L.P. [(the “Assignor”)], and (v) the each person who entered a joinder agreement to the Agreement [(the “Assignors”)], the Assignor[s] has undertaken to assign registered common shares with a nominal value of CHF 0.01 each in the Company (“Shares”), to the Assignee. Effective as per the date of this assignment declaration, [each/the] Assignor herewith irrevocably and unconditionally assigns and transfers [●/the following number of] Shares and all rights and duties connected therewith to the Assignee. [Assignors Number of Sale Shares [●] [●] [●] [●] [●] [●]] This declaration of assignment shall be governed by and construed in accordance with the substantive laws of Switzerland, with the exclusion of the Vienna Convention on the International Sale of Goods dated April 11, 1980. All disputes arising out of or in connection with this declaration of assignment shall be exclusively brought before the ordinary courts of the Canton of Zurich, Switzerland, venue being Zurich, Switzerland. [signatures on the following pages]